Consolidated Balance Sheets (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2021	Mar. 31, 2021	Mar. 31, 2020
Long term debt accounted under fair value option	$ 171,900	$ 150,100	$ 89,100
Common stock, par or stated value per share	$ 0.00000003	$ 0.00000003	$ 0.00000003
Common stock, shares authorized	7,000,000,000	7,000,000,000	7,000,000,000
Common stock, shares issued	692,012,183	651,576,293	628,779,048
Common stock, shares outstanding	692,012,183	651,576,293	628,779,048